EXHIBIT 4.6.39

EXECUTION

The taking of this document or any certified copy of it or any other document which constitutes substitute documentation for it, or any document which includes written confirmations or references to it, into Austria as well as printing out any e-mail communication which refers to this document in Austria or sending any e-mail communication to which a pdf scan of this document is attached to an Austrian addressee or sending any e-mail communication carrying an electronic or digital signature which refers to this document to an Austrian addressee may cause the imposition of Austrian stamp duty. Accordingly, keep the original document as well as all certified copies thereof and written and signed references to it outside of Austria and avoid printing out any e-mail communication which refers to this document in Austria or sending any e-mail communication to which a pdf scan of this document is attached to an Austrian addressee or sending any e-mail communication carrying an electronic or digital signature which refers to this document to an Austrian addressee.

FIFTH SENIOR NOTES SUPPLEMENTAL INDENTURE (this “Fifth Senior Notes Supplemental Indenture”) dated as of August 10, 2012 among Reynolds Group Issuer LLC, a Delaware limited liability company (the “US Issuer I”), Reynolds Group Issuer Inc., a Delaware corporation (the “US Issuer II”), Reynolds Group Issuer (Luxembourg) S.A., a société anonyme (limited liability company) organized under the laws of Luxembourg (the “Luxembourg Issuer” and, together with the US Issuer I and the US Issuer II, the “Issuers”), Beverage Packaging Holdings (Luxembourg) I S.A., a société anonyme (limited liability company) organized under the laws of Luxembourg (“BP I”), the Senior Note Guarantors party hereto, and The Bank of New York Mellon, as trustee (the “Trustee”), principal paying agent, transfer agent and registrar, to the indenture dated as of February 15, 2012, as amended or supplemented (the “Senior Notes Indenture”), in respect of the issuance of an aggregate principal amount of $1,250,000,000 of 9.875% Senior Notes due 2019 (the “Senior Notes”).

W I T N E S S E T H :

WHEREAS, Section 9.02 of the Senior Notes Indenture provides that the Issuers, the Senior Note Guarantors and the Trustee are authorized to amend the Senior Notes Indenture with the consent of the Holders of a majority in principal amount of the Senior Notes then outstanding;

WHEREAS, the Issuers have distributed an Exchange Offer and Consent Solicitation Prospectus, dated July 12, 2012 (the “Prospectus”), and accompanying Letter of Transmittal and Consent, dated July 12, 2012 (the “Letter of Transmittal”) to the Holders of the Senior Notes in connection with their solicitation of consents (the “Consent Solicitation”) to the proposed amendments to the Senior Notes Indenture set forth herein (the “Proposed Amendments”), such consents to be obtained in connection with an exchange offer for the Senior Notes (the “Exchange Offer”);

WHEREAS, the Holders of a majority in principal amount of the Senior Notes outstanding, calculated in accordance with Section 2.09 of the Senior Notes Indenture, have consented to the Proposed Amendments and the Issuers have delivered to the Trustee an Officers’ Certificate certifying that such consents have been received;

WHEREAS, the Issuers and Senior Note Guarantors are authorized to execute and deliver this Fifth Senior Notes Supplemental Indenture;

Capitalized terms used herein but not otherwise defined herein shall have the meanings assigned to them in the Senior Notes Indenture.

NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, each Issuer and Senior Note Guarantor covenant and agree as follows:

1. Elimination of Provisions.

(a) The text of and introductory heading to each Section of the Senior Notes Indenture listed below (excluding the Section number at the beginning of each such Section) are deleted in their entirety and the phrase “[Reserved.]” is inserted in substitution therefor, and all references to such Sections are deleted in their entirety:

1.	SECTION 4.02 Reports and Other Information.;

2.	SECTION 4.03 Limitation on Incurrence of Indebtedness and Issuance of Disqualified Stock and Preferred Stock.;

3.	SECTION 4.04 Limitation on Restricted Payments.;

4.	SECTION 4.05 Dividend and Other Payment Restrictions Affecting Subsidiaries.;

5.	SECTION 4.06 Asset Sales.;

6.	SECTION 4.07 Transactions with Affiliates.;

7.	SECTION 4.08 Change of Control.;

8.	SECTION 4.11 Future Senior Note Guarantors.;

9.	SECTION 4.12 Liens.;

10.	SECTION 4.13 Foreign Subsidiaries.;

11.	SECTION 4.18 Amendment of 2007 Senior Subordinated Notes.;

12.	SECTION 4.19 Suspension/Fall-Away of Covenants on Achievement of Investment Grade Status.;

13.	SECTION 4.20 Fiscal Year.; and

14.	SECTION 4.21 Certain Country Limitations.

(b) The text of each of clauses (a)(iii), (a)(iv), (a)(vi) and (b)(ii) of Section 5.01 (entitled “When the Issuers, BP I or BP II May Merge or Transfer Assets.”), excluding the paragraph letter and clause number at the beginning of each such clause, is deleted in its entirety and the phrase “[Reserved.]” is inserted in substitution therefor, and all references to such clauses are deleted in their entirety.

(c) The text of each of paragraphs (c), (d), (e) and (h) of Section 6.01 (entitled “Events of Default.”), excluding the paragraph letter at the beginning of each such paragraph, is deleted in its entirety and the phrase “[Reserved.]” is inserted in substitution therefor, and all references to such paragraphs are deleted in their entirety.

(d) The text of each of clauses (a)(ii), (a)(iii), (a)(iv), (a)(v), (a)(vi) and (a)(vii) of Section 8.02 (entitled “Conditions to Defeasance.”), excluding the paragraph letter and clause number at the beginning of each such clause, is deleted in its entirety and the phrase “[Reserved.]” is inserted in substitution therefor, and all references to such clauses are deleted in their entirety.

2. Elimination of Definitions. Any definition set forth in Section 1.01 of the Senior Notes Indenture of any capitalized term that is not used in any provision of the Senior Notes Indenture other than the provisions listed in Section 1 of this Fifth Senior Notes Supplemental Indenture above (the “Exclusive Definitions”), and any definition set forth in Section 1.01 of the Senior Notes Indenture of any capitalized term that is not used in any provision of the Senior Notes Indenture other than in the Exclusive Definitions, is deleted in its entirety.

3. Ratification of Senior Notes Indenture; Fifth Senior Notes Supplemental Indenture Part of Senior Notes Indenture. Except as expressly amended hereby, the Senior Notes Indenture is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect. This Fifth Senior Notes Supplemental Indenture shall form a part of the Senior Notes Indenture for all purposes, and every holder of a Senior Note heretofore or hereafter authenticated and delivered shall be bound hereby.

4. Governing Law. THIS FIFTH SENIOR NOTES SUPPLEMENTAL INDENTURE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

5. Trustee Makes No Representation. The Trustee makes no representation as to the validity or sufficiency of this Fifth Senior Notes Supplemental Indenture.

6. Indemnity. (a) The Issuers and BP I, subject to Section 10.08 of the Senior Notes Indenture, jointly and severally, shall indemnify the Trustee and each Agent (which in each case, for purposes of this Section, shall include its officers, directors, employees, agents and counsel) against any and all loss, liability, claim, taxes, costs, damage or expense (including properly incurred attorneys’ fees and expenses) incurred by or in connection with the entry into this Fifth Senior Notes Supplemental Indenture and the performance of its duties hereunder, including the costs and expenses of enforcing this Fifth Senior Notes Supplemental Indenture against the Issuers and BP I (including this Section) and defending itself against or investigating any claim (whether asserted by the Issuers, BP I, any Holder or any other Person). The obligation to pay such amounts shall survive the payment in full or defeasance of the Senior Notes or the removal or resignation of the Trustee or the applicable Agent. The Trustee or the applicable Agent shall notify the Issuers of any claim for which it may seek indemnity promptly upon obtaining actual knowledge thereof; provided, however, that any failure so to notify the Issuers shall not relieve any of the Issuers or BP I executing this Fifth Senior Notes Supplemental Indenture of its indemnity obligations hereunder. The Issuers shall defend the claim and the indemnified party shall provide reasonable cooperation at the Issuers’ expense in the defense. Such indemnified parties may have separate counsel and the Issuers and BP I, as applicable, shall pay the fees and expenses of such counsel. The Issuers need not reimburse any expense or indemnify against any loss, liability or expense incurred by an indemnified party solely through such party’s own willful misconduct, negligence or bad faith.

(b) To secure the payment obligations of the Issuers and BP I in this Section, the Trustee shall have a Lien prior to the Senior Notes on all money or property held or collected by the Trustee other than money or property held to pay principal of and interest on the Senior Notes.

7. Duplicate Originals. The parties may sign any number of copies of this Fifth Senior Notes Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

8. Effect of Headings. The Section headings herein are for convenience only and shall not affect the construction thereof.

9. No Adverse Interpretation of Other Agreements. This Fifth Senior Notes Supplemental Indenture may not be used to interpret another indenture, loan or debt agreement of the Issuers, BP I, BP II, RGHL or any of their Subsidiaries. Any such indenture, loan or debt agreement may not be used to interpret this Fifth Senior Notes Supplemental Indenture.

10. No Recourse Against Others. No director, officer, employee, manager, incorporator or holder of any Equity Interests in BP I, BP II or any Issuer or any direct or indirect parent corporation will have any liability for any obligations of the Issuers or Senior Note Guarantors under the Senior Notes, this Fifth Senior Notes Supplemental Indenture, or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each holder of Senior Notes by accepting a Senior Note waives and releases all such liability. The waiver may not be effective to waive liabilities under the federal securities laws.

11. Successors and Assigns. All covenants and agreements of the Issuers and BP I in this Fifth Senior Notes Supplemental Indenture and the Senior Notes shall bind their respective successors and assigns. All agreements of the Trustee in this Fifth Senior Notes Supplemental Indenture shall bind its successors and assigns.

12. Severability. In case any one or more of the provisions contained in this Fifth Senior Notes Supplemental Indenture or the Senior Notes shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Fifth Senior Notes Supplemental Indenture or the Senior Notes.

13. Notices. Any order, consent, notice or communication shall be sufficiently given if in writing and delivered in person or mailed by first class mail, postage prepaid, addressed as follows:

If to any of the Issuers:

Level 22

20 Bond Street,

Sydney, NSW 2000, Australia

Attn: Helen Golding

Fax: +6192686693

helen.golding@rankgroup.co.nz

If to the Trustee, Principal Paying Agent, Transfer

Agent or Registrar:

The Bank of New York Mellon

101 Barclay Street 4-E

New York, NY 10286

Attn: International Corporate Trust

Fax: (212) 815-5366

catherine.donohue@bnymellon.com

lesley.daley@bnymellon.com

14. Amendments and Modification. This Fifth Senior Notes Supplemental Indenture may be amended, modified, or supplemented only as permitted by the Senior Notes Indenture and by written agreement of each of the parties hereto.

IN WITNESS WHEREOF, the parties hereto have caused this supplemental indenture to be duly executed as of the date first above written.

REYNOLDS GROUP ISSUER LLC

By:	/s/ Helen Dorothy Golding
Name:	Helen Dorothy Golding
Title:	Secretary

REYNOLDS GROUP ISSUER INC.

By:	/s/ Helen Dorothy Golding
Name:	Helen Dorothy Golding
Title:	Secretary

REYNOLDS GROUP ISSUER (LUXEMBOURG) S.A.

By:	/s/ Helen Dorothy Golding
Name:	Helen Dorothy Golding
Title:	Officer

SUPPLEMENTAL INDENTURE

(SENIOR NOTES – FEBRUARY 2012 – PROPOSED AMENDMENTS)

BEVERAGE PACKAGING HOLDINGS (LUXEMBOURG) I S.A.

By:	/s/ Karen Mower
Name:	Karen Mower
Title:	Authorized Signatory

SUPPLEMENTAL INDENTURE

(SENIOR NOTES – FEBRUARY 2012 – PROPOSED AMENDMENTS)

REYNOLDS GROUP HOLDINGS LIMITED

By:	/s/ Helen Dorothy Golding
Name:	Helen Dorothy Golding
Title:	Authorized Signatory

Witnessed by:

/s/ Karen Mower
Name: Karen Mower
Title: Attorney
Address: Sydney, Australia

SUPPLEMENTAL INDENTURE

(SENIOR NOTES – FEBRUARY 2012 – PROPOSED AMENDMENTS)

BAKERS CHOICE PRODUCTS, INC.

By:	/s/ Helen Dorothy Golding
Name:	Helen Dorothy Golding
Title:	Assistant Secretary

REYNOLDS PRESTO PRODUCTS INC.

By:	/s/ Helen Dorothy Golding
Name:	Helen Dorothy Golding
Title:	Assistant Secretary

REYNOLDS CONSUMER PRODUCTS INC.

By:	/s/ Helen Dorothy Golding
Name:	Helen Dorothy Golding
Title:	Assistant Secretary

REYNOLDS SERVICES INC.

By:	/s/ Helen Dorothy Golding
Name:	Helen Dorothy Golding
Title:	Secretary

SIG HOLDING USA, LLC

By:	/s/ Helen Dorothy Golding
Name:	Helen Dorothy Golding
Title:	Assistant Secretary

SIG COMBIBLOC INC.

By:	/s/ Helen Dorothy Golding
Name:	Helen Dorothy Golding
Title:	Assistant Secretary

SUPPLEMENTAL INDENTURE

(SENIOR NOTES – FEBRUARY 2012 – PROPOSED AMENDMENTS)

REYNOLDS GROUP HOLDINGS INC.

By:	/s/ Helen Dorothy Golding
Name:	Helen Dorothy Golding
Title:	Secretary

REYNOLDS CONSUMER PRODUCTS HOLDINGS LLC

By:	/s/ Helen Dorothy Golding
Name:	Helen Dorothy Golding
Title:	Vice President & Secretary

EVERGREEN PACKAGING INC.

By:	/s/ Helen Dorothy Golding
Name:	Helen Dorothy Golding
Title:	Secretary

EVERGREEN PACKAGING USA INC.

By:	/s/ Helen Dorothy Golding
Name:	Helen Dorothy Golding
Title:	Secretary

SUPPLEMENTAL INDENTURE

(SENIOR NOTES – FEBRUARY 2012 – PROPOSED AMENDMENTS)

CLOSURES SYSTEMS INTERNATIONAL PACKAGING MACHINERY INC.

By:	/s/ Stephanie A. Blackman
Name:	Stephanie A. Blackman
Title:	Secretary

SOUTHERN PLASTICS INC.

By:	/s/ Stephanie A. Blackman
Name:	Stephanie A. Blackman
Title:	Secretary

CLOSURE SYSTEMS INTERNATIONAL HOLDINGS INC.

By:	/s/ Stephanie A. Blackman
Name:	Stephanie A. Blackman
Title:	Secretary

CLOSURE SYSTEMS INTERNATIONAL AMERICAS, INC.

By:	/s/ Stephanie A. Blackman
Name:	Stephanie A. Blackman
Title:	Secretary

CLOSURE SYSTEMS INTERNATIONAL INC.

By:	/s/ Stephanie A. Blackman
Name:	Stephanie A. Blackman
Title:	Secretary

SUPPLEMENTAL INDENTURE

(SENIOR NOTES – FEBRUARY 2012 – PROPOSED AMENDMENTS)

CLOSURE SYSTEMS MEXICO HOLDINGS LLC

By:	/s/ Stephanie A. Blackman
Name:	Stephanie A. Blackman
Title:	Secretary

CSI MEXICO LLC

By:	/s/ Stephanie A. Blackman
Name:	Stephanie A. Blackman
Title:	Secretary

CSI SALES & TECHNICAL SERVICES INC.

By:	/s/ Stephanie A. Blackman
Name:	Stephanie A. Blackman
Title:	Secretary

SUPPLEMENTAL INDENTURE

(SENIOR NOTES – FEBRUARY 2012 – PROPOSED AMENDMENTS)

EVERGREEN PACKAGING INTERNATIONAL (US) INC.

By:	/s/ Helen Dorothy Golding
Name:	Helen Dorothy Golding
Title:	Secretary

BLUE RIDGE HOLDING CORP.

By:	/s/ Helen Dorothy Golding
Name:	Helen Dorothy Golding
Title:	Secretary

BRPP, LLC

By:	BLUE RIDGE PAPER PRODUCTS INC.,
its Sole Member and Manager

By:	/s/ Helen Dorothy Golding
Name:	Helen Dorothy Golding
Title:	Secretary

BLUE RIDGE PAPER PRODUCTS INC.

By:	/s/ Helen Dorothy Golding
Name:	Helen Dorothy Golding
Title:	Secretary

REYNOLDS PACKAGING HOLDINGS LLC

By:	/s/ Helen Dorothy Golding
Name:	Helen Dorothy Golding
Title:	Vice President & Secretary

SUPPLEMENTAL INDENTURE

(SENIOR NOTES – FEBRUARY 2012 – PROPOSED AMENDMENTS)

REYNOLDS FLEXIBLE PACKAGING INC.

By:	/s/ Joseph E. Doyle
Name:	Joseph E. Doyle
Title:	Assistant Secretary

REYNOLDS FOOD PACKAGING LLC

By:	/s/ Helen Dorothy Golding
Name:	Helen Dorothy Golding
Title:	Assistant Secretary

REYNOLDS PACKAGING KAMA INC.

By:	/s/ Joseph E. Doyle
Name:	Joseph E. Doyle
Title:	Vice President & Assistant Secretary

REYNOLDS PACKAGING LLC

By:	/s/ Helen Dorothy Golding
Name:	Helen Dorothy Golding
Title:	Assistant Secretary

ULTRA PAC, INC.

By:	/s/ Joseph E. Doyle
Name:	Joseph E. Doyle
Title:	Vice President & Assistant Secretary

NEWSPRING INDUSTRIAL CORP.

By:	/s/ Helen Dorothy Golding
Name:	Helen Dorothy Golding
Title:	Vice President

SUPPLEMENTAL INDENTURE

(SENIOR NOTES – FEBRUARY 2012 – PROPOSED AMENDMENTS)

PACTIV LLC

By:	/s/ Helen Dorothy Golding
Name:	Helen Dorothy Golding
Title:	Vice President

PACTIV GERMANY HOLDINGS, INC.

By:	/s/ Helen Dorothy Golding
Name:	Helen Dorothy Golding
Title:	Vice President

PACTIV INTERNATIONAL HOLDINGS INC.

By:	/s/ Helen Dorothy Golding
Name:	Helen Dorothy Golding
Title:	Vice President

PACTIV MANAGEMENT COMPANY LLC

By:	/s/ Helen Dorothy Golding
Name:	Helen Dorothy Golding
Title:	Vice President

SUPPLEMENTAL INDENTURE

(SENIOR NOTES – FEBRUARY 2012 – PROPOSED AMENDMENTS)

PCA WEST INC.

By:	/s/ Helen Dorothy Golding
Name:	Helen Dorothy Golding
Title:	Vice President

PWP INDUSTRIES, INC.

By:	/s/ Helen Dorothy Golding
Name:	Helen Dorothy Golding
Title:	Vice President

PRAIRIE PACKAGING, INC.

By:	/s/ Helen Dorothy Golding
Name:	Helen Dorothy Golding
Title:	Vice President

SUPPLEMENTAL INDENTURE

(SENIOR NOTES – FEBRUARY 2012 – PROPOSED AMENDMENTS)

RENPAC HOLDINGS INC.

By:	/s/ Helen Dorothy Golding
Name:	Helen Dorothy Golding
Title:	Secretary

REYNOLDS MANUFACTURING, INC.

By:	/s/ Helen Dorothy Golding
Name:	Helen Dorothy Golding
Title:	Secretary

GRAHAM PACKAGING COMPANY INC.

By:	/s/ Helen Dorothy Golding
Name:	Helen Dorothy Golding
Title:	Assistant Secretary

BCP/GRAHAM HOLDINGS L.L.C.

By:	/s/ Helen Dorothy Golding
Name:	Helen Dorothy Golding
Title:	Assistant Secretary

GPC HOLDINGS LLC

By:	/s/ Helen Dorothy Golding
Name:	Helen Dorothy Golding
Title:	Assistant Secretary

SUPPLEMENTAL INDENTURE

(SENIOR NOTES – FEBRUARY 2012 – PROPOSED AMENDMENTS)

Signed, sealed and delivered by

WHAKATANE MILL AUSTRALIA

PTY LIMITED by the party’s attorney

pursuant to power of attorney dated 29

February 2012 who states that no

notice of revocation of the power of

attorney has been received in the

presence of:

) ) ) ) ) ) )

/s/ Karen Mower		/s/ Cindi Lefari
Witness		Attorney

Karen Mower		Cindi Lefari
Name of Witness		Name of Attorney

SUPPLEMENTAL INDENTURE

(SENIOR NOTES – FEBRUARY 2012 – PROPOSED AMENDMENTS)

SIG AUSTRIA HOLDING GMBH

By:	/s/ Cindi Lefari
Name:	Cindi Lefari
Title:	Attorney

SIG COMBIBLOC GMBH

By:	/s/ Cindi Lefari
Name:	Cindi Lefari
Title:	Attorney

SIG COMBIBLOC GMBH & CO KG

REPRESENTED BY ITS GENERAL
PARTNER SIG COMBIBLOC GMBH

By:	/s/ Cindi Lefari
Name:	Cindi Lefari
Title:	Attorney

SUPPLEMENTAL INDENTURE

(SENIOR NOTES – FEBRUARY 2012 – PROPOSED AMENDMENTS)

CLOSURE SYSTEMS INTERNATIONAL
(BRAZIL) SISTEMAS DE VEDAÇÃO LTDA.

By:	/s/ Guilherme Rodgrigues Miranda
Name:	Guilherme Rodrigues Miranda
Title:	Manager

SIG BEVERAGES BRASIL LTDA.

By:	/s/ Felix Colas Morea
Name:	Felix Colas Morea
Title:	Manager

SIG COMBIBLOC DO BRASIL LTDA.

By:	/s/ Ricardo Lança Rodriguez
Name:	Ricardo Lança Rodriguez
Title:	Manager

By:	/s/ Lutz Knut Braune
Name:	Lutz Knut Braune
Title:	Manager

SUPPLEMENTAL INDENTURE

(SENIOR NOTES – FEBRUARY 2012 – PROPOSED AMENDMENTS)

CSI LATIN AMERICAN HOLDINGS CORPORATION

By:	/s/ Karen Mower
Name:	Karen Mower
Title:	Authorized Signatory

SUPPLEMENTAL INDENTURE

(SENIOR NOTES – FEBRUARY 2012 – PROPOSED AMENDMENTS)

EVERGREEN PACKAGING CANADA LIMITED

By:	/s/ Karen Mower
Name:	Karen Mower
Title:	Authorized Signatory

PACTIV CANADA INC.

By:	/s/ Karen Mower
Name:	Karen Mower
Title:	Authorized Signatory

SUPPLEMENTAL INDENTURE

(SENIOR NOTES – FEBRUARY 2012 – PROPOSED AMENDMENTS)

CSI CLOSURE SYSTEMS
MANUFACTURING DE CENTRO AMERICA SOCIEDAD DE RESPONSABILIDAD LIMITADA

By:	/s/ Karen Mower
Name:	Karen Mower
Title:	Attorney-in-Fact

SUPPLEMENTAL INDENTURE

(SENIOR NOTES – FEBRUARY 2012 – PROPOSED AMENDMENTS)

CLOSURE SYSTEMS INTERNATIONAL DEUTSCHLAND GMBH

By:	/s/ Karen Mower
Name:	Karen Mower
Title:	Authorized Signatory

CLOSURE SYSTEMS INTERNATIONAL HOLDINGS (GERMANY) GMBH

By:	/s/ Karen Mower
Name:	Karen Mower
Title:	Authorized Signatory

SIG BEVERAGES GERMANY GMBH

By:	/s/ Karen Mower
Name:	Karen Mower
Title:	Authorized Signatory

SIG COMBIBLOC GMBH

By:	/s/ Karen Mower
Name:	Karen Mower
Title:	Authorized Signatory

SUPPLEMENTAL INDENTURE

(SENIOR NOTES – FEBRUARY 2012 – PROPOSED AMENDMENTS)

SIG COMBIBLOC SYSTEMS GMBH

By:	/s/ Karen Mower
Name:	Karen Mower
Title:	Authorized Signatory

SIG COMBIBLOC HOLDING GMBH

By:	/s/ Karen Mower
Name:	Karen Mower
Title:	Authorized Signatory

SIG COMBIBLOC
ZERSPANUNGSTECHNIK GMBH

By:	/s/ Karen Mower
Name:	Karen Mower
Title:	Authorized Signatory

SIG INTERNATIONAL SERVICES GMBH

By:	/s/ Karen Mower
Name:	Karen Mower
Title:	Authorized Signatory

SIG BETEILIGUNGS GMBH

By:	/s/ Karen Mower
Name:	Karen Mower
Title:	Authorized Signatory

SUPPLEMENTAL INDENTURE

(SENIOR NOTES – FEBRUARY 2012 – PROPOSED AMENDMENTS)

SIG INFORMATION TECHNOLOGY GMBH

By:	/s/ Karen Mower
Name:	Karen Mower
Title:	Authorized Signatory

PACTIV DEUTSCHLAND HOLDINGGESELLSCHAFT MBH

By:	/s/ Karen Mower
Name:	Karen Mower
Title:	Authorized Signatory

OMNI-PAC EKCO GMBH
VERPACKUNGSMITTEL

By:	/s/ Karen Mower
Name:	Karen Mower
Title:	Authorized Signatory

OMNI-PAC GMBH
VERPACKUNGSMITTEL

By:	/s/ Karen Mower
Name:	Karen Mower
Title:	Authorized Signatory

SUPPLEMENTAL INDENTURE

(SENIOR NOTES – FEBRUARY 2012 – PROPOSED AMENDMENTS)

SIG Euro Holding AG & CO. KGaA

towards all parties to this Agreement other than SIG Schweizerische Industrie-Gesellschaft AG, acting through its general partner (Komplementär) SIG Schweizerische Industrie-Gesellschaft AG

By:	/s/ Karen Mower
Name:	Karen Mower
Title:	Authorized Signatory

towards SIG Schweizerische Industrie-Gesellschaft AG, acting through its supervisory board (Aufsichtsrat), represented by the chairman of the supervisory board acting as its authorized representative

/s/ Rolf Stangl
Name:	Rolf Stangl
Title:	Chairman of the supervisory board

SUPPLEMENTAL INDENTURE

(SENIOR NOTES – FEBRUARY 2012 – PROPOSED AMENDMENTS)

SIG ASSET HOLDINGS LIMITED

By:	/s/ Karen Mower
Name:	Karen Mower
Title:	Authorized Signatory

SUPPLEMENTAL INDENTURE

(SENIOR NOTES – FEBRUARY 2012 – PROPOSED AMENDMENTS)

CLOSURE SYSTEMS INTERNATIONAL
(HONG KONG) LIMITED

By:	/s/ Karen Michelle Mower
Name:	Karen Michelle Mower
Title:	Authorized Signatory

SIG COMBIBLOC LIMITED

By:	/s/ Karen Michelle Mower
Name:	Karen Michelle Mower
Title:	Authorized Signatory

EVERGREEN PACKAGING (HONG KONG)
LIMITED

By:	/s/ Karen Mower
Name:	Karen Michelle Mower
Title:	Authorized Signatory

SUPPLEMENTAL INDENTURE

(SENIOR NOTES – FEBRUARY 2012 – PROPOSED AMENDMENTS)

CSI HUNGARY KFT.

By:	/s/ Karen Mower
Name:	Karen Mower
Title:	Authorized Signatory

SUPPLEMENTAL INDENTURE

(SENIOR NOTES – FEBRUARY 2012 – PROPOSED AMENDMENTS)

CLOSURE SYSTEMS INTERNATIONAL HOLDINGS (JAPAN) KK

By:	/s/ Karen Mower
Name:	Karen Mower
Title:	Attorney

CLOSURE SYSTEMS INTERNATIONAL JAPAN, LIMITED

By:	/s/ Karen Mower
Name:	Karen Mower
Title:	Attorney

SUPPLEMENTAL INDENTURE

(SENIOR NOTES – FEBRUARY 2012 – PROPOSED AMENDMENTS)

BEVERAGE PACKAGING HOLDINGS (LUXEMBOURG) III S.À.R.L.

By:	/s/ Karen Mower
Name:	Karen Mower
Title:	Authorized Signatory

EVERGREEN PACKAGING (LUXEMBOURG) S.À.R.L.

By:	/s/ Karen Mower
Name:	Karen Mower
Title:	Authorized Signatory

SUPPLEMENTAL INDENTURE

(SENIOR NOTES – FEBRUARY 2012 – PROPOSED AMENDMENTS)

GRUPO CSI DE MÉXICO, S. DE R.L. DE C.V.

By:	/s/ Karen Mower
Name:	Karen Mower
Title:	Authorized Signatory

BIENES INDUSTRIALES DEL NORTE, S.A. DE C.V.

By:	/s/ Karen Mower
Name:	Karen Mower
Title:	Authorized Signatory

TÉCNICOS DE TAPAS INNOVATIVAS, S.A. DE C.V.

By:	/s/ Karen Mower
Name:	Karen Mower
Title:	Authorized Signatory

CSI EN ENSENADA, S. DE R.L. DE C.V.

By:	/s/ Karen Mower
Name:	Karen Mower
Title:	Authorized Signatory

CSI TECNISERVICIO, S. DE R.L. DE C.V.

By:	/s/ Karen Mower
Name:	Karen Mower
Title:	Authorized Signatory

CSI EN SALTILLO, S. DE R.L. DE C.V.

By:	/s/ Karen Mower
Name:	Karen Mower
Title:	Authorized Signatory

SUPPLEMENTAL INDENTURE

(SENIOR NOTES – FEBRUARY 2012 – PROPOSED AMENDMENTS)

EVERGREEN PACKAGING MÉXICO, S. DE R.L. DE C.V.

By:	/s/ Karen Mower
Name:	Karen Mower
Title:	Authorized Signatory

REYNOLDS METALS COMPANY DE MÉXICO, S. DE R.L. DE C.V.

By:	/s/ Karen Mower
Name:	Karen Mower
Title:	Authorized Signatory

PACTIV FOODSERVICE MÉXICO, S. DE R.L. DE C.V.

By:	/s/ Karen Mower
Name:	Karen Mower
Title:	Authorized Signatory

SERVICIOS INDUSTRIALES JAGUAR, S.A. DE C.V.

By:	/s/ Karen Mower
Name:	Karen Mower
Title:	Authorized Signatory

SERVICIO TERRESTRE JAGUAR, S.A. DE C.V.

By:	/s/ Karen Mower
Name:	Karen Mower
Title:	Authorized Signatory

SUPPLEMENTAL INDENTURE

(SENIOR NOTES – FEBRUARY 2012 – PROPOSED AMENDMENTS)

GRUPO CORPORATIVO JAGUAR, S.A. DE C.V.

By:	/s/ Karen Mower
Name:	Karen Mower
Title:	Authorized Signatory

PACTIV MÉXICO, S. DE R.L. DE C.V.

By:	/s/ Karen Mower
Name:	Karen Mower
Title:	Authorized Signatory

SUPPLEMENTAL INDENTURE

(SENIOR NOTES – FEBRUARY 2012 – PROPOSED AMENDMENTS)

CLOSURE SYSTEMS INTERNATIONAL B.V.

By:	/s/ Karen Mower
Name:	Karen Mower
Title:	Authorized Signatory

EVERGREEN PACKAGING INTERNATIONAL B. V.

By:	/s/ Karen Mower
Name:	Karen Mower
Title:	Authorized Signatory

REYNOLDS CONSUMER PRODUCTS INTERNATIONAL B.V.

By:	/s/ Karen Mower
Name:	Karen Mower
Title:	Authorized Signatory

REYNOLDS PACKAGING INTERNATIONAL B.V.

By:	/s/ Karen Mower
Name:	Karen Mower
Title:	Authorized Signatory

SUPPLEMENTAL INDENTURE

(SENIOR NOTES – FEBRUARY 2012 – PROPOSED AMENDMENTS)

WHAKATANE MILL LIMITED

By:	/s/ Helen Dorothy Golding
Name:	Helen Dorothy Golding
Title:	Authorized Signatory

Witnessed By:

/s/ Karen Mower
Name:	Karen Mower
Title:	Attorney
Address:	Sydney, Australia

SUPPLEMENTAL INDENTURE

(SENIOR NOTES – FEBRUARY 2012 – PROPOSED AMENDMENTS)

SIG COMBIBLOC GROUP AG

By:	/s/ Cindi Lefari
Name:	Cindi Lefari
Title:	Attorney

SIG COMBIBLOC (SCHWEIZ) AG

By:	/s/ Cindi Lefari
Name:	Cindi Lefari
Title:	Attorney

SIG ALLCAP AG

By:	/s/ Cindi Lefari
Name:	Cindi Lefari
Title:	Attorney

SIG SCHWEIZERISCHE INDUSTRIE-GESELLSCHAFT AG

By:	/s/ Cindi Lefari
Name:	Cindi Lefari
Title:	Attorney

SIG TECHNOLOGY AG

By:	/s/ Cindi Lefari
Name:	Cindi Lefari
Title:	Attorney

SIG COMBIBLOC PROCUREMENT AG

By:	/s/ Cindi Lefari
Name:	Cindi Lefari
Title:	Attorney

SUPPLEMENTAL INDENTURE

(SENIOR NOTES – FEBRUARY 2012 – PROPOSED AMENDMENTS)

SIG COMBIBLOC LTD.

By:	/s/ Cindi Lefari
Name:	Cindi Lefari
Title:	Authorized Signatory

SUPPLEMENTAL INDENTURE

(SENIOR NOTES – FEBRUARY 2012 – PROPOSED AMENDMENTS)

SIG HOLDINGS (UK) LIMITED

By:	/s/ Cindi Lefari
Name:	Cindi Lefari
Title:	Attorney

SIG COMBIBLOC LIMITED

By:	/s/ Cindi Lefari
Name:	Cindi Lefari
Title:	Attorney

REYNOLDS CONSUMER PRODUCTS (UK) LIMITED

By:	/s/ Cindi Lefari
Name:	Cindi Lefari
Title:	Attorney

REYNOLDS SUBCO (UK) LIMITED

By:	/s/ Cindi Lefari
Name:	Cindi Lefari
Title:	Attorney

CLOSURE SYSTEMS INTERNATIONAL
(UK) LIMITED

By:	/s/ Cindi Lefari
Name:	Cindi Lefari
Title:	Attorney

IVEX HOLDINGS, LTD.

By:	/s/ Cindi Lefari
Name:	Cindi Lefari
Title:	Attorney

SUPPLEMENTAL INDENTURE

(SENIOR NOTES – FEBRUARY 2012 – PROPOSED AMENDMENTS)

KAMA EUROPE LIMITED

By:	/s/ Cindi Lefari
Name:	Cindi Lefari
Title:	Attorney

OMNI-PAC U.K. LIMITED

By:	/s/ Cindi Lefari
Name:	Cindi Lefari
Title:	Attorney

THE BALDWIN GROUP LIMITED

By:	/s/ Cindi Lefari
Name:	Cindi Lefari
Title:	Attorney

J. & W. BALDWIN (HOLDINGS) LIMITED

By:	/s/ Cindi Lefari
Name:	Cindi Lefari
Title:	Attorney

SUPPLEMENTAL INDENTURE

(SENIOR NOTES – FEBRUARY 2012 – PROPOSED AMENDMENTS)

GRAHAM PACKAGING PX COMPANY

By:	GRAHAM PACKAGING PX, LLC,
its general partner

By:	/s/ Helen Dorothy Golding
Name:	Helen Dorothy Golding
Title:	Assistant Secretary

GRAHAM PACKAGING PX, LLC

By:	/s/ Helen Dorothy Golding
Name:	Helen Dorothy Golding
Title:	Assistant Secretary

GPACSUB LLC

By:	/s/ Helen Dorothy Golding
Name:	Helen Dorothy Golding
Title:	Assistant Secretary

GPC CAPITAL CORP. I

By:	/s/ Helen Dorothy Golding
Name:	Helen Dorothy Golding
Title:	Assistant Secretary

GPC CAPITAL CORP. II

By:	/s/ Helen Dorothy Golding
Name:	Helen Dorothy Golding
Title:	Assistant Secretary

SUPPLEMENTAL INDENTURE

(SENIOR NOTES – FEBRUARY 2012 – PROPOSED AMENDMENTS)

GPC OPCO GP LLC

By:	/s/ Helen Dorothy Golding
Name:	Helen Dorothy Golding
Title:	Assistant Secretary

GPC SUB GP LLC

By:	/s/ Helen Dorothy Golding
Name:	Helen Dorothy Golding
Title:	Assistant Secretary

GRAHAM PACKAGING ACQUISITION CORP.

By:	/s/ Helen Dorothy Golding
Name:	Helen Dorothy Golding
Title:	Assistant Secretary

GRAHAM PACKAGING COMPANY, L.P.

By:	/s/ Helen Dorothy Golding
Name:	Helen Dorothy Golding
Title:	Assistant Secretary

GRAHAM PACKAGING GP ACQUISITION LLC

By:	/s/ Helen Dorothy Golding
Name:	Helen Dorothy Golding
Title:	Assistant Secretary

GRAHAM PACKAGING LC, L.P.

By:	/s/ Helen Dorothy Golding
Name:	Helen Dorothy Golding
Title:	Assistant Secretary

SUPPLEMENTAL INDENTURE

(SENIOR NOTES – FEBRUARY 2012 – PROPOSED AMENDMENTS)

GRAHAM PACKAGING LP ACQUISITION LLC

By:	/s/ Helen Dorothy Golding
Name:	Helen Dorothy Golding
Title:	Assistant Secretary

GRAHAM PACKAGING PET
TECHNOLOGIES INC.

By:	/s/ Helen Dorothy Golding
Name:	Helen Dorothy Golding
Title:	Assistant Secretary

GRAHAM PACKAGING PLASTIC
PRODUCTS INC.

By:	/s/ Helen Dorothy Golding
Name:	Helen Dorothy Golding
Title:	Assistant Secretary

GRAHAM PACKAGING PX HOLDING CORPORATION

By:	/s/ Helen Dorothy Golding
Name:	Helen Dorothy Golding
Title:	Assistant Secretary

GRAHAM PACKAGING REGIOPLAST
STS INC.

By:	/s/ Helen Dorothy Golding
Name:	Helen Dorothy Golding
Title:	Assistant Secretary

SUPPLEMENTAL INDENTURE

(SENIOR NOTES – FEBRUARY 2012 – PROPOSED AMENDMENTS)

GRAHAM PACKAGING MINSTER LLC

By:	/s/ Helen Dorothy Golding
Name:	Helen Dorothy Golding
Title:	Assistant Secretary

GRAHAM PACKAGING HOLDINGS COMPANY

By:	BCP/GRAHAM HOLDINGS L.L.C.,
its general partner

By:	/s/ Helen Dorothy Golding
Name:	Helen Dorothy Golding
Title:	Assistant Secretary

GRAHAM RECYCLING COMPANY, L.P.

By:	GPC SUB GP LLC, its general partner

By:	/s/ Helen Dorothy Golding
Name:	Helen Dorothy Golding
Title:	Assistant Secretary

GRAHAM PACKAGING WEST JORDAN, LLC

By:	/s/ Helen Dorothy Golding
Name:	Helen Dorothy Golding
Title:	Assistant Secretary

BEVERAGE PACKAGING HOLDINGS (LUXEMBOURG) IV S.À R.L.

By:	/s/ Helen Dorothy Golding
Name:	Helen Dorothy Golding
Title:	Authorized Signatory

SUPPLEMENTAL INDENTURE

(SENIOR NOTES – FEBRUARY 2012 – PROPOSED AMENDMENTS)

THE BANK OF NEW YORK MELLON, as Trustee, Principal Paying Agent, Transfer Agent and Registrar

By:	/s/ Catherine F. Donohue
Name:	Catherine F. Donohue
Title:	Vice President

SUPPLEMENTAL INDENTURE

(SENIOR NOTES – FEBRUARY 2012 – PROPOSED AMENDMENTS)